HIGH INCOME
                             ---------------------
                             Opportunity Fund Inc.

                               [GRAPHIC OMITTED]

                                                               Quarterly Report
                                                               December 31, 2000

High Income
Opportunity
Fund Inc.

          [PHOTO OMITTED]                             [PHOTO OMITTED]

          HEATH B.                                    JOHN C.
          MCLENDON                                    BIANCHI, CFA

          Chairman                                    Vice President

Dear Shareholder:

We are pleased to provide the quarterly report for the High Income Opportunity Fund Inc. ("Fund") for the three months ended December 31, 2000. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this information to be useful and informative.

During the three months, the Fund paid income dividends totaling $0.25 per share. The table below details the annualized distribution rate and the three-month total return for the Fund based on its December 31, 2000 net asset value ("NAV") per share and the New York Stock Exchange ("NYSE") closing price.(1)

            Price                  Annualized             Three-Month
          Per Share          Distribution Rate(2)       Total Return(2)
         ------------        --------------------       ---------------
         $8.54 (NAV)                 11.80%                  (6.52)%
         $8.63 (NYSE)                11.68%                  (0.52)%

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the market price of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand of the Fund's shares.
(2) Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. Annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.084 for twelve months. This rate is as of January 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund's investment. Past performance is not indicative of future results.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              1

During the period, the Fund generated a return based on NAV of a negative 6.52%. In comparison, the Lipper Inc. ("Lipper")(3) peer group of high current yield bond funds returned a negative 12.65% for the same period. Please note that past performance is not an indication of future results.

Special Shareholder Notice

In an effort to reduce the Fund's shares discount to NAV the Fund employed a share repurchase program, which commenced on October 19, 1999. The program ended recently. The Fund intends to purchase shares of its stock in the open market at such times, prices and amounts deemed advisable and subsequently retire them.

The Fund's share repurchase program also added liquidity to the market for the benefit of investors who wished to sell their shares, while also seeking to benefit current shareholders by increasing the Fund's shares' NAV. Since the inception of the program through December 31, 2000, the Fund has repurchased and retired shares with an average buyback price of $8.779. As of December 31, 2000, the share repurchase program has increased the Fund's shares' NAV by over $0.069 and increased the Fund's shares' total return by approximately 0.77% when measured by the NAV.

Market and Economic Overview

The high-yield bond market began a long overdue recovery in the month of January 2001 as the Federal Reserve Board ("Fed") began the process of loosening its monetary policy by lowering short-term interest rates. The Fed aggressively cut both its federal funds rate ("fed funds rate")(4) and the discount rate(5) 100 basis points(6) in the month of January 2001. These are the official rates that the Fed uses to conduct monetary policy in the U.S.

In 1990, we witnessed a similar turn of events with the Fed reducing interest rates to stem an U.S. economic slowdown. Unfortunately, the Fed moved too slowly in 1990 to prevent a recession from taking hold. Not surprisingly, the high-yield bond market suffered similar price declines in 1999 and 2000 compared to 1989 and 1990. Ten years ago, high-yield bond prices bottomed out in November 1990 before staging a significant three-year recovery.

----------
(3)   Lipper is an independent mutual fund-tracking organization.
(4) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(5) The discount rate is the rate of interest charged by a Federal Reserve Bank on a loan to a member bank.
(6)   A basis point is 0.01% or one one-hundredth of a percent.


--------------------------------------------------------------------------------
2                                          2000 Quarterly Report to Shareholders

During 1990, the U.S. economy was suffering from an economic recession in which the financial banking system was in significant disarray. The catalyst for the rebound in the market at that time was an easing of monetary policy by the Fed and the eventual recovery of the overall economy. In our opinion, the common denominator between 1991's high-yield bond market recovery and a potential 2001 high-yield bond market recovery is a shift in Fed monetary policy.

By lowering short-term interest rates, the Fed has, in effect, injected more liquidity into the financial system to avoid a severe recession. Based on the latest cut in short-term interest rates, we think the Fed appears to be moving more aggressively given the significant vulnerability of the overall economy to the U.S. stock markets.

As stated previously, we believe the high-yield bond market may have bottomed in November 2000 and is now poised to perform better over the next 12 to 24 months. Even though high-yield bond default rates have not yet peaked, we think that the high-yield bond market may anticipate the eventually recovery in the economy by about six to nine months.

At current median spread(7) levels of over 900 basis points above U.S. Treasuries (as measured by the Salomon Smith Barney High Yield Market Index),(8) we feel the high-yield bond market during the period was clearly anticipating an economic recession in the U.S. and investor sentiment was extremely negative, which we actually view as a positive. Most of the bad news on slowing economic growth and corporate profits has already been discounted by the high-yield bond market.

We still think the market sell-off in the second half of 2000 was an overreaction caused by year-end tax loss selling combined with market illiquidity. Most of the issues that in our view, are most likely to default are already trading at severely distressed prices. Since we believe the Fed may continue to aggressively lower short-term interest rates over the next three to six months in order to stabilize the economy, we would expect an improved high-yield bond market in 2001.

During the period, the best performing segment of the U.S. bond market was long-term U.S. Treasuries, given their "safe haven" status. The government buyback of long-term U.S. Treasuries also bolstered U.S. Treasuries performance even more last year.

----------
(7) Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
(8) The Salomon Smith Barney High Yield Market Index is a broad-based unmanaged index of high yield securities. Please note that an investor cannot invest directly in an index.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              3

In our view, the lower- to middle-quality segments (Caa/CCC and B/B rated issues as rated by Moody's Investors Service, Inc. or Standard & Poor's Ratings Service, two nationally recognized statistical rating organization) of the high-yield bond market performed poorly in the past year because of a combination of increased defaults among the lesser-quality credits as well as new issue supply pressures in B/B rated issues earlier in 2000. The economic slowdown has been causing downward earnings revisions among the more economically sensitive companies.

In 2000, most industry sectors performed poorly, especially the more economically sensitive ones, such as basic materials, capital goods manufacturing, transportation and consumer cyclicals sectors. In addition, the once-popular telecommunications sector significantly underperformed the broad market, given the heavy capital needs of this industry and the current difficulty in the bond market for many companies to obtain additional capital to complete their business plans.

We believe this is a short-term problem that may eventually be resolved as the market stabilizes. The only industry sectors that posted positive returns in the past twelve months were the energy, health care, media and operating utilities sectors. These are the sectors that have continued to experience considerable positive momentum and most likely will be less vulnerable to an economic slowdown.

The Fund's overweighting in B/B rated telecommunications issues held back our performance during the period. However, these same issues are now benefiting our performance as the high-yield bond market begins to recover in early 2001. And while no assurances can be made, we continue to believe these issues may continue to outperform as the high-yield bond market improves.

Outlook

In the near term, we plan to continue emphasizing the less economically sensitive high-yield bond market growth sectors and maintain a reasonable balance in overall credit quality as we look for opportunities in this volatile market. We also look to continue to invest in the deepest discount issues of what we deem to be the better-quality companies in an effort to build as much price upside potential in the Fund's portfolio as possible. We remain highly positive on the high-yield bond market and believe the long-awaited recovery has begun. If investor sentiment matches our current expectations, we would expect to see more investors allocating more cash into the high-yield bond market over the next several months, a trend which we believe should fuel market performance even further. (Of course, no guarantees can be given that our expectations will be met).


--------------------------------------------------------------------------------
4                                          2000 Quarterly Report to Shareholders

Thank you for your investment in the High Income Opportunity Fund Inc.

Sincerely,

/s/ Heath B. McLendon                       /s/ John C. Bianchi

Heath B. McLendon                           John C. Bianchi, CFA
Chairman                                    Vice President

February 2, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 7 through 19 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of December 31, 2000 and is subject to change.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              5

--------------------------------------------------------------------------------

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the NAV previously determined before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 31. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.


--------------------------------------------------------------------------------
6                                          2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            December 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT+              RATING(a)                 SECURITY                                                   VALUE
=====================================================================================================================
CORPORATE BONDS & NOTES -- 98.8%
Aerospace & Defense -- 1.0%
                                    Be Aerospace Inc., Sr. Sub. Notes:
       1,535,000            B         9.500% due 11/1/08                                                 $  1,531,163
                                      Series B:
       1,025,000            B           9.875% due 2/1/06                                                   1,032,688
       1,990,000            B           8.000% due 3/1/08                                                   1,865,625
       1,660,000            B-      Dunlop Standard Aerospace, Sr. Notes,
                                      11.875% due 5/15/09                                                   1,664,150
---------------------------------------------------------------------------------------------------------------------
                                                                                                            6,093,626
---------------------------------------------------------------------------------------------------------------------
Airlines -- 1.3%
       9,956,016            BB      Airplanes Pass-Through Trust, Series D,
                                      Company Guaranteed, 10.875% due 3/15/12                               7,357,695
---------------------------------------------------------------------------------------------------------------------
Alternative Power Generation -- 5.5%
                                    AES Corp.:
       8,995,000            Ba1*      Sr. Notes, 9.500% due 6/1/09                                          9,354,800
                                      Sr. Sub. Notes:
       6,250,000            Ba3*        10.250% due 7/15/06                                                 6,476,562
       3,615,000            Ba1*        9.375% due 9/15/10                                                  3,714,413
       2,770,000            Ba2*    AES Drax Energy Ltd., Secured Notes,
                                      11.500% due 8/30/10 (b)                                               2,963,900
                                    Calpine Corp.:
       4,385,000            BB+       Lease Obligation Notes, 9.000% due 7/15/18                            4,246,872
       5,375,000            BB+       Sr. Notes, 10.500% due 5/15/06                                        5,495,937
---------------------------------------------------------------------------------------------------------------------
                                                                                                           32,252,484
---------------------------------------------------------------------------------------------------------------------
Aluminium -- 1.2%
                                    Kaiser Aluminum & Chemical Corp., Sr. Notes:
         435,000            B         Series B, 10.875% due 10/15/06                                          341,475
         755,000            B         Series D, 10.875% due 10/15/06                                          592,675
       9,175,000            CCC+      Sr. Sub. Notes, 12.750% due 2/1/03                                    6,284,875
---------------------------------------------------------------------------------------------------------------------
                                                                                                            7,219,025
---------------------------------------------------------------------------------------------------------------------
Apparel/Footwear -- 0.7%
       1,360,000            BB-     Levi Strauss Co., Notes, 7.000% due 11/1/06                             1,074,400
                                    Tommy Hilfiger USA Inc., Company Guaranteed:
       1,110,000            BBB-      6.500% due 6/1/03                                                       944,888
       1,120,000            BBB-      6.850% due 6/1/08                                                       841,400
       1,360,000            B-      Tropical Sportswear International Corp., Series A,
                                      Company Guaranteed, 11.000% due 6/15/08                               1,162,800
---------------------------------------------------------------------------------------------------------------------
                                                                                                            4,023,488
---------------------------------------------------------------------------------------------------------------------
Apparel/Footwear Retail -- 0.5%
       2,495,000            CCC+    J Crew Operating Corp., Sr. Sub. Notes,
                                      10.375% due 10/15/07                                                  2,158,175
       1,135,000            Baa3*   Saks Inc., Company Guaranteed,
                                      7.250% due 12/1/04                                                      822,875
---------------------------------------------------------------------------------------------------------------------
                                                                                                            2,981,050
---------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT+              RATING(a)                 SECURITY                                                   VALUE
=====================================================================================================================
Auto Parts: O.E.M. -- 0.6%
       1,625,000            B       Collins & Aikman Products, Company Guaranteed,
                                      11.500% due 4/15/06                                                $  1,275,625
       3,465,000            B       Hayes Lemmerz International Inc., Company Guaranteed,
                                      Series B, 8.250% due 12/15/08                                         2,252,250
---------------------------------------------------------------------------------------------------------------------
                                                                                                            3,527,875
---------------------------------------------------------------------------------------------------------------------
Broadcasting -- 1.9%
       3,955,700            NR      AMFM Operating, Inc., Debentures, 12.625% due 10/31/06                  4,400,716
       4,150,000            BBB-    Liberty Media, Debentures, 8.250% due 2/13/04                           3,797,250
                                    Young Broadcasting Corp., Sr. Sub. Notes:
       1,140,000            B         11.750% due 11/15/04                                                  1,154,250
       1,585,000            B         10.125% due 2/15/05                                                   1,569,150
---------------------------------------------------------------------------------------------------------------------
                                                                                                           10,921,366
---------------------------------------------------------------------------------------------------------------------
Building Products -- 0.4%
       1,320,000            B       Amatek Industries Property Ltd., Sr. Sub. Notes,
                                      12.000% due 2/15/08                                                     894,300
       2,020,000            B-      Atrium Cos. Inc., Series B, Company Guaranteed,
                                      10.500% due 5/1/09                                                    1,575,600
---------------------------------------------------------------------------------------------------------------------
                                                                                                            2,469,900
---------------------------------------------------------------------------------------------------------------------
Cable/Satellite TV -- 10.8%
                                    Adelphia Communications Corp., Sr. Notes:
       1,710,000            B+        7.875% due 5/1/09                                                     1,402,200
       2,370,000            B+        Series B, 8.375% due 2/1/08                                           2,050,050
         890,000            CCC+    Cable Satisfaction International Inc., Sr. Notes,
                                      12.750% due 3/1/10                                                      476,150
                                    Century Communications Inc.:
       6,595,000            B+        Series B, Sr. Discount Notes, step bond to yield
                                        10.670% due 1/15/08                                                 2,572,050
                                      Sr. Notes:
         700,000            B+          9.750% due 2/15/02                                                    687,750
       2,930,000            B+          8.750% due 10/1/07                                                  2,523,462
                                    Charter Communications Holdings LLC:
       8,500,000            B+        Sr. Discount Notes, step bond to yield
                                        11.711% due 1/15/10 (b)                                             4,972,500
       3,145,000            B+        Sr. Notes, 8.625% due 4/1/09                                          2,869,813
       3,625,000            BB-     CSC Holdings Inc., Sr. Sub. Debentures,
                                      10.500% due 5/15/16                                                   3,951,250
       1,900,000(GBP)       B       Diamond Holdings PLC, Company Guaranteed,
                                      10.000% due 2/1/08                                                    2,275,882
       4,355,000            B       Echostar Broadband Corp., Sr. Notes,
                                      10.375% due 10/1/07 (b)                                               4,300,562
       1,410,000            B+      Echostar DBS Corp., Sr. Notes, 9.375% due 2/1/09                        1,374,750
       2,570,000            B+      Insight Midwest, Sr. Notes, 10.500% due 11/1/10 (b)                     2,679,225

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                          2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT+              RATING(a)                 SECURITY                                                   VALUE
=====================================================================================================================
Cable/Satellite TV -- 10.8% (continued)
                                    NTL Communications Corp., Sr. Notes:
       5,885,000            B         Series B, 11.500% due 10/1/08                                      $  5,222,937
       1,920,000            B         Step bond to yield 14.904% due 2/1/06                                 1,680,000
       7,260,000            BB-     Rogers Cablesystems, Ltd., Company Guaranteed,
                                      11.000% due 12/1/15                                                   8,058,600
       2,600,000(GBP)       B+      TeleWest Communications PLC, Sr. Discount Notes,
                                      9.875% due 4/15/09                                                    1,841,357
      16,975,000            B-      United International Holdings, Inc., Series B,
                                      Sr. Discount Notes, step bond to yield
                                      11.498% due 2/15/08                                                   7,044,625
      21,485,000            B       United Pan-Europe Communications N.V., Series B,
                                      Sr. Discount Notes, step bond to yield
                                      12.496% due 8/1/09                                                    6,660,350
---------------------------------------------------------------------------------------------------------------------
                                                                                                           62,643,513
---------------------------------------------------------------------------------------------------------------------
Casinos/Gaming -- 4.6%
       3,880,000            B       Hollywood Casino Corp., Company Guaranteed,
                                      11.250% due 5/1/07                                                    4,025,500
       3,695,000            B+      Horseshoe Gaming Holdings, Series B, Company Guaranteed,
                                      8.625% due 5/15/09                                                    3,634,956
         675,000            B       Isle of Capri Casinos, Company Guaranteed,
                                      8.750% due 4/15/09                                                      600,750
          44,718            NR      Jazz Casino Co. LLC, Payment-in-kind, Sr. Sub. Notes,
                                      6.103% due 11/15/09                                                       5,143
                                    Mandalay Resort Group:
       1,210,000            BB-       Sr. Sub. Debentures, 7.625% due 7/15/13                                 961,950
       1,055,000            NR        Sr. Sub. Notes, Series B, 10.250% due 8/1/07 (b)                      1,047,087
       1,560,000            BB+     Park Place Entertainment, Sr. Sub. Notes,
                                      8.875% due 9/15/08                                                    1,583,400
       1,915,000            B+      Station Casinos Inc., Sr. Sub. Notes, 9.875% due 7/1/10 (b)             1,974,844
                                    Sun International Hotels, Company Guaranteed:
       3,445,000            B1*       9.000% due 3/15/07                                                    3,169,400
       3,710,000            B1*       8.625% due 12/15/07                                                   3,385,375
       1,500,000            B-      Trump Atlantic City Associates, Sr. Notes,
                                      11.250% due 5/1/06                                                      990,000
       5,315,000            B-      Venetian Casino Resort LLC, Company Guaranteed,
                                      12.250% due 11/15/04                                                  5,235,275
---------------------------------------------------------------------------------------------------------------------
                                                                                                           26,613,680
---------------------------------------------------------------------------------------------------------------------
Chemicals - Major -- 1.1%
                                    Huntsman ICI Holdings LLC:
       1,280,000            B+        Company Guaranteed, 10.125% due 7/1/09 (b)                            1,251,200
      17,800,000            B+        Sr. Discount Notes, zero coupon due 12/31/09                          4,984,000
---------------------------------------------------------------------------------------------------------------------
                                                                                                            6,235,200
---------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                              9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT+              RATING(a)                 SECURITY                                                   VALUE
=====================================================================================================================
Chemicals - Specialty -- 0.3%
       1,560,000            B       Avecia Group PLC, Company Guaranteed,
                                      11.000% due 7/1/09                                                 $  1,548,300
---------------------------------------------------------------------------------------------------------------------
Computer Processing Hardware -- 0.2%
       1,575,000            B+      Seagate Technology International, Company Guaranteed,
                                      12.500% due 11/15/07                                                  1,496,250
---------------------------------------------------------------------------------------------------------------------
Construction Materials -- 0.8%
                                    Nortek Inc.:
       3,915,000            B+        Series B, Sr. Notes, 9.125% due 9/1/07                                3,403,125
       1,615,000            B-        Sr. Sub. Notes, 9.875% due 3/1/04                                     1,514,062
---------------------------------------------------------------------------------------------------------------------
                                                                                                            4,917,187
---------------------------------------------------------------------------------------------------------------------
Consumer Specialties -- 0.4%
       2,330,000            B       Jostens Inc., Sr. Sub. Notes, 12.750% due 5/1/10 (c)                    2,108,650
---------------------------------------------------------------------------------------------------------------------
Containers/Packaging -- 3.0%
       2,090,000            BB      Crown Cork & Seal Co. Inc., Notes, 7.125% due 9/1/02                    1,337,600
       1,720,000            B-      SF Holdings Group Inc., Series B, Sr. Discount Notes,
                                      step bond to yield 18.075% due 3/15/08                                  696,600
                                    Stone Container Finance Corp., Company Guaranteed,
       6,285,000            B         11.500% due 8/15/06 (b)                                               6,536,400
                                      Sr. Notes, Term Loan:
       1,780,000            Ba3*        10.188% due 12/31/06                                                1,780,000
       1,780,000            Ba3*        10.375% due 12/31/06                                                1,780,000
       3,725,000            B-      Sweetheart Cup Co. Inc., Sr. Sub. Notes,
                                      10.500% due 9/1/03                                                    3,184,875
       2,595,000            B-      Tekni-Plex Inc., Sr. Sub. Notes, 12.750% due 6/15/10 (b)                2,088,975
---------------------------------------------------------------------------------------------------------------------
                                                                                                           17,404,450
---------------------------------------------------------------------------------------------------------------------
Contract Drilling -- 2.3%
                                    Parker Drilling Co.:
         410,000            B-        5.500% due 8/1/04                                                       354,650
       1,660,000            B+        Company Guaranteed, Series D, 9.750% due 11/15/06                     1,676,600
       3,490,000            BB      Pride International Inc., Sr. Notes, 10.000% due 6/1/09                 3,681,950
       3,375,000            Ba3*    R&B Falcon Corp., Sr. Notes, 12.250% due 3/15/06                        3,999,375
       3,095,000            BB-     RBF Finance Co., Company Guaranteed,
                                      11.375% due 3/15/09                                                   3,590,200
---------------------------------------------------------------------------------------------------------------------
                                                                                                           13,302,775
---------------------------------------------------------------------------------------------------------------------
Discount Stores -- 0.5%
       2,900,000            BB+     Kmart Corp., Debentures, 12.500% due 3/1/05                             2,813,000
---------------------------------------------------------------------------------------------------------------------
Electric Utilities -- 1.2%
       1,760,000            BB      CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07                        1,834,800
       4,555,000            B+      Orion Power Holdings Inc., Sr. Notes,
                                      12.000% due 5/1/10 (b)                                                4,964,950
---------------------------------------------------------------------------------------------------------------------
                                                                                                            6,799,750
---------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT+              RATING(a)                 SECURITY                                                   VALUE
=====================================================================================================================
Electronic Components -- 1.0%
       2,121,000            BB-     Celestica International Inc., Sr. Sub. Notes,
                                      10.500% due 12/31/06                                               $  2,216,445
       3,445,000            Ba3*    Flextronics International Ltd., Sr. Sub. Notes,
                                      9.875% due 7/1/10 (b)                                                 3,376,100
---------------------------------------------------------------------------------------------------------------------
                                                                                                            5,592,545
---------------------------------------------------------------------------------------------------------------------
Electronics Production Equipment -- 0.5%
       2,970,000            B1*     Amkor Technologies Inc., Sr. Sub. Notes,
                                      10.500% due 5/1/09                                                    2,799,225
---------------------------------------------------------------------------------------------------------------------
Electronics/Appliances -- 0.3%
       2,880,000            B+      Polaroid Corp., Sr. Notes, 11.500% due 2/15/06                          1,598,400
---------------------------------------------------------------------------------------------------------------------
Engineering & Construction -- 1.7%
       1,700,000            BB-     Integrated Electrical Services Inc., Series B,
                                      Company Guaranteed, 9.375% due 2/1/09                                 1,521,500
                                    Metromedia Fiber Network, Inc. Sr. Notes:
       2,750,000            B+        10.000% due 12/15/09                                                  2,296,250
       4,845,000            B+        Series B, 10.000% due 11/15/08                                        4,045,575
       2,155,000            B-      Orius Capital Corp., Sr. Sub. Notes, 12.750% due 2/1/10 (b)             1,799,425
---------------------------------------------------------------------------------------------------------------------
                                                                                                            9,662,750
---------------------------------------------------------------------------------------------------------------------
Environmental Services -- 3.7%
                                    Allied Waste Corp., Series B, Company Guaranteed:
       2,305,000            BB-       7.875% due 1/1/09                                                     2,149,413
      14,675,000            B+        10.000% due 8/1/09                                                   13,904,563
                                      Tranche B Term Loan:
         518,400            Ba3*        9.312% due 7/21/06                                                    500,256
         129,600            Ba3*        9.437% due 7/21/06                                                    125,064
         162,000            BB-         9.437% due 7/21/06                                                    156,330
                                      Tranche C Term Loan:
         226,800            Ba3*        9.562% due 7/21/07                                                    218,862
         615,600            Ba3*        9.687% due 7/21/07                                                    594,054
         129,600            Ba3*        9.812% due 7/21/07                                                    125,064
       3,695,000            B+      URS Corp., Series B, Sr. Sub. Notes, 12.250% due 5/1/09                 3,727,331
---------------------------------------------------------------------------------------------------------------------
                                                                                                           21,500,937
---------------------------------------------------------------------------------------------------------------------
Finance/Rental/Leasing Companies -- 0.4%
       2,085,000            BB-     Avis Group Holdings Inc., Company Guaranteed,
                                      11.000% due 5/1/09                                                    2,257,012
         495,000            B       NationsRent, Inc., Company Guaranteed,
                                      10.375% due 12/15/08                                                    190,575
---------------------------------------------------------------------------------------------------------------------
                                                                                                            2,447,587
---------------------------------------------------------------------------------------------------------------------
Financial Conglomerates -- 0.4%
                                    Amresco, Inc., Sr. Sub. Notes:
       1,850,000            Caa3*     Series 97-A, 10.000% due 3/15/04                                      1,045,250
       1,890,000            Caa3*     Series 98-A, 9.875% due 3/15/05                                       1,067,850
---------------------------------------------------------------------------------------------------------------------
                                                                                                            2,113,100
---------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT+              RATING(a)                 SECURITY                                                   VALUE
=====================================================================================================================
Food Distributors -- 1.8%
                                    Aurora Foods Inc., Sr. Sub. Notes:
                                      Series B:
       3,435,000            CCC+        9.875% due 2/15/07                                               $  2,464,613
         520,000            CCC+        8.750% due 7/1/08                                                     362,700
       1,215,000            CCC+      Series D, 9.875% due 2/15/07                                            871,763
       1,825,000            BB      Carrols Corp., Company Guaranteed,
                                      9.500% due 12/1/08                                                    1,190,812
       1,285,000            B       Fleming Cos. Inc., Series B, Company Guaranteed,
                                      10.625% due 7/31/07                                                     886,650
       4,870,000            B       SC International Services, Inc., Series B,
                                      Company Guaranteed, 9.250% due 9/1/07                                 4,699,550
---------------------------------------------------------------------------------------------------------------------
                                                                                                           10,476,088
---------------------------------------------------------------------------------------------------------------------
Foods - Specialty/Candy -- 0.3%
       2,725,000            B-      B&G Foods Inc., Company Guaranteed, 9.625% due 8/1/07                   1,764,437
---------------------------------------------------------------------------------------------------------------------
Forest Products -- 0.4%
       2,965,000            B       Ainsworth Lumber Co. Ltd., Sr. Notes, 12.500% due 7/15/07               2,446,125
---------------------------------------------------------------------------------------------------------------------
Home Furnishing -- 0.3%
       1,955,000            B       Falcon Inc., Series B, Company Guaranteed,
                                      11.375% due 6/15/09                                                   1,788,825
---------------------------------------------------------------------------------------------------------------------
Homebuilding -- 1.5%
       1,760,000            Ba1*    D.R. Horton Inc., Company Guaranteed, 8.000% due 2/1/09                 1,592,800
       3,810,000            BB+     Lennar Corp., Sr. Notes, 9.950% due 5/1/10 (b)                          3,905,250
       1,000,000            BB      Ryland Group, Sr. Notes, 9.750% due 9/1/10                                962,500
                                    Standard Pacific Corp., Sr. Notes:
       1,450,000            BB        8.500% due 4/1/09                                                     1,315,875
         735,000            BB        9.500% due 9/15/10                                                      699,169
---------------------------------------------------------------------------------------------------------------------
                                                                                                            8,475,594
---------------------------------------------------------------------------------------------------------------------
Hospital/Nursing Management -- 0.8%
       4,810,000            Ba3*    Fresenius Medical Care Capital Trust I,
                                      Company Guaranteed Trust, 9.000% due12/1/06                           4,629,625
---------------------------------------------------------------------------------------------------------------------
Hotel/Resort -- 2.1%
       1,765,000            B       Courtyard by Marriott II , Series B, Sr. Notes,
                                      10.750% due 2/1/08                                                    1,791,475
       1,000,000            B2*     Extended Stay America, Sr. Sub. Notes,
                                      9.150% due 3/15/08                                                      885,000
       2,825,000            BB      HMH Properties, Inc., Series C, Sr. Notes,
                                      8.450% due 12/1/08                                                    2,754,375
                                    Intrawest Corp., Sr. Notes:
       3,150,000            B+        9.750% due 8/15/08                                                    3,181,500
       3,490,000            B+        10.500% due 2/1/10                                                    3,585,975
---------------------------------------------------------------------------------------------------------------------
                                                                                                           12,198,325
---------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT+              RATING(a)                 SECURITY                                                   VALUE
=====================================================================================================================
Industrial Machinery -- 0.3%
       1,755,000            B       Flowserve Corp., Company Guaranteed,
                                      12.250% due 8/15/10 (b)                                            $  1,755,000
---------------------------------------------------------------------------------------------------------------------
Internet Software/Services -- 2.3%
         920,000            NR      Colo.com, 13.875% due 3/15/10 (c)                                         584,200
       1,705,000            Caa3*   Cybernet Internet Services International, Sr. Notes,
                                      14.000% due 7/1/09                                                      520,025
                                    Exodus Communications Inc., Sr. Notes:
         895,000            B         10.750% due 12/15/09                                                    774,175
      10,210,000            B         11.625% due 7/15/10 (b)                                               9,137,950
                                    PSINet Inc., Sr. Notes:
       1,905,000            CCC       10.500% due 12/1/06                                                     504,825
       2,210,000            Caa1*     Series B, 10.000% due 2/15/05                                           585,650
       4,855,000            CCC+    Rhythms NetConnections Inc., Sr. Discount Notes,
                                      step bond to yield 24.098% due 5/15/08                                  606,875
       2,605,000            CCC+    WAM!NET Inc., Series B, Company Guaranteed,
                                      step bond to yield 14.125% due 3/1/05                                   612,175
---------------------------------------------------------------------------------------------------------------------
                                                                                                           13,325,875
---------------------------------------------------------------------------------------------------------------------
Life/Health Insurance -- 0.3%
       1,855,000            BB-     Conseco Inc., Notes, 9.000% due 10/15/06                                1,298,500
---------------------------------------------------------------------------------------------------------------------
Marine Shipping -- 0.3%
       1,865,000            B-      Oglebay Norton Co., Sr. Sub. Notes, 10.000% due 2/1/09                  1,594,575
---------------------------------------------------------------------------------------------------------------------
Medical/Nursing Services -- 1.2%
         625,000            B3*     Extendicare Health Services, Company Guaranteed,
                                      9.350% due 12/15/07                                                     328,125
                                    HEALTHSOUTH Corp.:
       3,630,000            BBB-      Sr. Notes, 6.875% due 6/15/05                                         3,425,813
       3,305,000            BB+       Sr. Sub. Notes, 10.750% due 10/1/08 (b)                               3,474,381
---------------------------------------------------------------------------------------------------------------------
                                                                                                            7,228,319
---------------------------------------------------------------------------------------------------------------------
Medical Specialties -- 0.4%
       2,520,000            B-      Total Rental Care Holdings, 7.000% due 5/15/09                          2,107,350
---------------------------------------------------------------------------------------------------------------------
Miscellaneous - Commercial Services -- 1.3%
       4,325,000            B2*     Intertek Finance PLC, Series B, Company Guaranteed,
                                      10.250% due 11/1/06                                                   2,270,625
       6,675,000            B-      Outsourcing Solutions Inc., Series B, Sr. Sub. Notes,
                                      11.000% due 11/1/06                                                   5,373,375
---------------------------------------------------------------------------------------------------------------------
                                                                                                            7,644,000
---------------------------------------------------------------------------------------------------------------------
Miscellaneous - Manufacturing -- 0.7%
       4,475,000            B       Park-Ohio Industries Inc., Sr. Sub. Notes,
                                      9.250% due 12/1/07                                                    3,378,625
       1,535,000            B       Polymer Group Inc., Series B, Company Guaranteed,
                                      9.000% due 7/1/07                                                     1,020,775
---------------------------------------------------------------------------------------------------------------------
                                                                                                            4,399,400
---------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             13

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT+              RATING(a)                 SECURITY                                                   VALUE
=====================================================================================================================
Movies/Entertainment -- 0.9%
       7,710,000            B-      Premier Parks Inc., Sr. Discount Notes,
                                      step bond to yield 11.509% due 4/1/08                              $  5,358,450
---------------------------------------------------------------------------------------------------------------------
Oil & Gas Pipelines -- 0.4%
       2,175,000            BB-     Leviathan Gas Pipeline Partners, L.P., Series B,
                                      Company Guaranteed, 10.375% due 6/1/09                                2,294,625
---------------------------------------------------------------------------------------------------------------------
Oil & Gas Production -- 4.9%
                                    Belco Oil & Gas Corp., Series B:
       1,200,000            B1*       Company Guaranteed, 10.500% due 4/1/06                                1,209,000
       2,195,000            B1*       Sr. Sub. Notes, 8.875% due 9/15/07                                    2,063,300
       2,245,000            CCC-    Belden & Blake Corp., Company Guaranteed,
                                      9.875%, due 6/15/07                                                   1,953,150
       3,850,000            B       Chesapeake Energy Corp., Series B, Company Guaranteed,
                                      9.625% due 5/1/05                                                     3,979,938
       3,780,000            B+      Forest Oil Corp., Company Guaranteed, 10.500% due 1/15/06               3,921,750
       1,250,000            B       Houston Exploration Co., Series B, Sr. Sub. Notes,
                                      8.625% due 1/1/08                                                     1,218,750
       2,025,000            B       Magnum Hunter Resources Inc., Company Guaranteed,
                                      10.000% due 6/1/07                                                    1,969,312
       4,495,000            B+      Nuevo Energy Co., Series B, Sr. Sub. Notes,
                                      9.500% due 6/1/08                                                     4,562,425
                                    Plains Resources, Company Guaranteed:
       1,190,000            B2*       10.250% due 3/15/06 (b)                                               1,195,950
         875,000            B2*       Series B, 10.250% due 3/15/06                                           879,375
       1,630,000            B-      Range Resources Corp., Company Guaranteed,
                                      8.750% due 1/15/07                                                    1,544,425
       2,555,000            B       Stone Energy Corp., Company Guaranteed,
                                      8.750% due 9/15/07                                                    2,593,325
       1,165,000            BB-     Vintage Petroleum, Inc., Sr. Sub. Notes,
                                      9.750% due 6/30/09                                                    1,240,725
---------------------------------------------------------------------------------------------------------------------
                                                                                                           28,331,425
---------------------------------------------------------------------------------------------------------------------
Oil Refining/Marketing -- 0.4%
       2,045,000            BB-     Clark Oil & Refining Corp., Sr. Notes, 9.500% due 9/15/04               1,697,350
       1,595,000            B       Clark USA Inc., Series B, Sr. Notes, 10.875% due 12/1/05                  837,375
---------------------------------------------------------------------------------------------------------------------
                                                                                                            2,534,725
---------------------------------------------------------------------------------------------------------------------
Oilfield Services/Equipment -- 0.2%
       1,360,000            BB      Compagnie Generale De Geophysique, Sr. Notes,
                                      10.625% due 11/15/07 (b)                                              1,400,800
---------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - Generic -- 0.7%
       3,903,000            BB      ICN Pharmaceuticals Inc., Series B, Sr. Notes,
                                      9.250% due 8/15/05                                                    4,008,600
---------------------------------------------------------------------------------------------------------------------
Pharmaceuticals - Other -- 0.5%
       2,575,000            B+      King Pharmaceuticals, Inc., Company Guaranteed,
                                      10.750% due 2/15/09                                                   2,729,500
---------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
14                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT+              RATING(a)                 SECURITY                                                   VALUE
=====================================================================================================================
Publishing - Newspapers -- 0.7%
       4,295,000            B+      Garden State Newspapers, Inc., Sr. Sub. Notes,
                                      8.625% due 7/1/11                                                  $  3,886,975
---------------------------------------------------------------------------------------------------------------------
Pulp & Paper -- 2.8%
       5,515,000            BBB     Repap New Brunswick Inc., Sr. Notes,
                                      10.625% due 4/15/05                                                   5,714,919
                                    Riverwood International Corp., Company Guaranteed:
       3,430,000            B-        10.625% due 8/1/07                                                    3,447,150
       5,820,000            CCC+      10.875% due 4/1/08                                                    5,267,100
       1,766,750            B+      SD Warren Co., Debentures, 14.000% due 12/15/06                         1,925,758
---------------------------------------------------------------------------------------------------------------------
                                                                                                           16,354,927
---------------------------------------------------------------------------------------------------------------------
Savings & Loan Associations -- 1.0%
       5,500,000            B2*     Ocwen Capital Trust I Corp., Company Guaranteed,
                                      10.875% due 8/1/27                                                    3,272,500
       2,600,000            B+      Ocwen Financial Corp., Notes, 11.875% due 10/1/03                       2,249,000
---------------------------------------------------------------------------------------------------------------------
                                                                                                            5,521,500
---------------------------------------------------------------------------------------------------------------------
Semiconductors -- 1.6%
       6,510,000            B       Fairchild Semiconductor Corp., Sr. Sub. Notes,
                                      10.125% due 3/15/07                                                   6,086,850
       3,885,000            B       SCG Holdings & Semiconductor Co., Company Guaranteed,
                                      12.000% due 8/1/09                                                    3,302,250
---------------------------------------------------------------------------------------------------------------------
                                                                                                            9,389,100
---------------------------------------------------------------------------------------------------------------------
Specialty - Stores -- 0.2%
       1,620,000            B-      Advance Stores Co., Inc., Series B, Company Guaranteed,
                                      10.250% due 4/15/08                                                   1,223,100
---------------------------------------------------------------------------------------------------------------------
Steel -- 0.5%
       2,530,000            B+      WCI Steel, Inc., Series B, Sr. Notes, 10.000% due 12/1/04               1,808,950
       1,920,000            B-      WHX Corp., Sr. Notes, 10.500% due 4/15/05                               1,180,800
---------------------------------------------------------------------------------------------------------------------
                                                                                                            2,989,750
---------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.9%
       1,570,000            B-      At Home Corp., 4.750% due12/15/06                                         802,663
       6,575,000            B-      World Access Inc., Series B, Sr. Notes,
                                      13.250% due 1/15/08                                                   4,512,094
---------------------------------------------------------------------------------------------------------------------
                                                                                                            5,314,757
---------------------------------------------------------------------------------------------------------------------
Telecommunications - Major -- 0.5%
       2,705,000            B+      McLeodUSA Inc., Sr. Discount Notes,
                                      step bond to yield 11.223% due 3/1/07                                 2,258,675
       1,105,000            CCC     USA Mobile Communication, Sr. Notes,
                                      9.500% due 2/1/04                                                       646,425
---------------------------------------------------------------------------------------------------------------------
                                                                                                            2,905,100
---------------------------------------------------------------------------------------------------------------------
Telecommunications - Speciality -- 9.4%
         340,000            B       360 Networks Inc., Sr. Notes, 13.000% due 5/1/08                          273,700
       2,255,000            B+      Call-Net Enterprises, Inc., Sr. Notes, 9.375% due 5/15/09                 980,925

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             15

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT+              RATING(a)                 SECURITY                                                   VALUE
=====================================================================================================================
Telecommunications - Speciality -- 9.4% (continued)
       1,250,000(EUR)       A       Esat Telecom Group PLC, Sr. Unsub. Notes,
                                      11.875% due 11/1/09                                                $  1,443,964
       3,650,000(EUR)       B       Flag Telecom Holdings Ltd., Sr. Notes, 11.625% due 3/30/10              2,570,229
       4,125,000            B-      Focal Communications Corp., Series B, Sr. Discount Notes,
                                      step bond to yield 13.353% due 2/15/08                                1,753,125
       6,260,000            BB      Global Crossing Holdings Ltd., Company Guaranteed,
                                      9.500% due 11/15/09                                                   5,947,000
       3,400,000(EUR)       CCC+    Global Telesystems, Bonds, 11.000% due 12/1/09 (b)                      1,340,744
       1,555,000            B-      GT Group Telecom, Inc. step bond to yield
                                      15.230% due 2/1/10 (b)                                                  520,925
                                    Hermes Europe Railtel B.V., Sr. Notes:
       1,645,000            CCC+      11.500% due 8/15/07                                                     682,675
       7,345,000            CCC+      10.375% due 1/15/09                                                   3,048,175
                                    Jazztel PLC, Sr. Notes:
       2,300,000(EUR)       CCC+      13.250% due 12/15/09 (b)                                              1,446,840
       1,000,000(EUR)       CCC+      14.000% due 7/15/10 (b)(c)                                              647,838
                                    Level 3 Communications, Inc.:
      12,055,000            B         Sr. Discount Notes, step bond to yield
                                        12.847% due 3/15/10                                                 5,665,850
       5,300,000(EUR)       B         Sr. Notes, 11.250% due 3/15/10 (b)                                    4,379,014
       2,215,000            B+      McLeodUSA Inc., Sr. Notes, 8.125% due 2/15/09                           1,910,438
       1,760,000            CCC+    Madison River Capital, Sr. Notes, 13.250% due 3/1/10 (b)                1,152,800
       4,610,000            B-      MGC Communications Inc., Sr. Notes, 13.000% due 4/1/10                  2,074,500
       4,400,000(CAD)       B-      Microcell Telecommunication Inc., Sr. Discount Notes,
                                      step bond to yield 11.125% due 10/15/07                               2,072,570
                                    NEXTLINK Communications, Inc.:
                                      Sr. Discount Notes:
       7,000,000            B           Step bond to yield 12.051% due 6/1/09                               3,395,000
       1,750,000            B           Step bond to yield 13.232% due 12/1/09                                796,250
       4,610,000            B         Sr. Notes, 12.500% due 4/15/06                                        4,172,050
       3,760,000            B-      Tele1 Europe B.V., Sr. Notes,
                                      13.000% due 5/15/09                                                   3,365,200
       1,555,000            B2*     Time Warner Telecom LLC, Sr. Notes,
                                      9.750% due 7/15/08                                                    1,438,375
                                    Versatel Telecom International N.V., Sr. Notes:
         625,000            B3*       13.250% due 5/15/08                                                     390,625
       3,500,000(EUR)       B-        4.000% due 3/30/05 (b)                                                1,832,022
       3,955,000            B-      Viatel Inc., Sr. Notes, step bond to yield
                                      29.756% due 3/15/09                                                     613,025
       1,080,000            B+      Williams Communications Group Inc., Sr. Notes,
                                      11.875% due 8/1/10 (b)                                                  837,000
---------------------------------------------------------------------------------------------------------------------
                                                                                                           54,750,859
---------------------------------------------------------------------------------------------------------------------
Textiles -- 0.5%
       3,735,000            BB-     WestPoint Stevens Inc., Sr. Notes, 7.875% due 6/15/05                   2,801,250
---------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT+              RATING(a)                 SECURITY                                                   VALUE
=====================================================================================================================
Tobacco -- 0.2%
       1,395,000            BB-     Standard Commercial Tobacco Co. Inc., Company
                                      Guaranteed, 8.875% due 8/1/05                                      $  1,124,719
---------------------------------------------------------------------------------------------------------------------
Trucks/Construction/Farm Machinery -- 0.4%
       2,685,000            B       Columbus McKinnon Corp., Company Guaranteed,
                                      8.500% due 4/1/08                                                     2,127,862
---------------------------------------------------------------------------------------------------------------------
Wholesale Distributors -- 0.3%
       1,775,000            B2*     Buhrmann US, Inc., Company Guaranteed,
                                      12.250% due 11/1/09                                                   1,792,750
---------------------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 11.5%
       3,620,000            CCC     AirGate PCS Inc., Sr. Sub. Notes,
                                      step bond to yield 16.728% due 10/1/09                                2,081,500
       6,925,000            CCC     Alamosa PCS Holdings, Inc., Company Guaranteed,
                                      step bond to yield 13.402% due 2/15/10                                3,254,750
       1,125,000            B-      Centennial Cellular Corp., Sr. Sub. Notes,
                                      10.750% due 12/15/08                                                  1,063,125
                                    Clearnet Communications Inc.:
       5,250,000(CAD)       BBB+      Sr. Discount Notes, step bond to yield
                                        13.450% due 5/15/08                                                 2,778,795
       3,000,000            NR        Sr. Secured Notes, 10.125% due 7/7/07 (b)                             3,282,075
                                    Crown Castle International Corp.:
         955,000            B         Sr. Discount Notes, step bond to yield
                                        11.774% due 5/15/11                                                   647,012
       4,325,000            B         Sr. Notes, 10.750% due 8/1/11                                         4,519,625
       1,090,000            B       Dobson Communications Corp., Sr. Notes,
                                      10.875% due 7/1/10                                                    1,079,100
       3,120,000            NR      Dobson/Sygnet Communications Corp., Sr. Notes,
                                      12.250% due 12/15/08                                                  3,088,800
       1,155,000            CCC     Horizon PCS Inc., step bond to yield 14.000% due 10/1/10 (c)              479,325
       7,980,000            B-      Millicom International Cellular S.A., Sr. Discount Notes,
                                      step bond to yield 14.068% due 6/1/06                                 6,304,200
                                    Nextel Communications, Inc.:
                                      Sr. Discount Notes:
       5,200,000            B1*         Step bond to yield 10.846% due 9/15/07                              4,121,000
      16,735,000            B1*         Step bond to yield 10.915% due 2/15/08                             12,258,388
       2,280,000            B1*       Sr. Notes, 9.375% due 11/15/09                                        2,131,800
       1,985,000            B-      Spectrasite Holdings Inc., Sr. Discount Notes,
                                      step bond to yield 11.250% due 4/15/09                                1,091,750
       2,015,000            NR      TeleCorp PCS Inc., Sr. Sub. Notes, 10.625 due 7/15/10 (b)               2,055,300
                                    Telesystem International Wireless Inc., Sr. Discount Notes:
       7,260,000            CCC+      Series B, step bond to yield 13.555% due 6/30/07                      3,630,000
       3,825,000            CCC+      Series C, step bond to yield 12.635% due 11/1/07                      1,568,250
       3,120,000            Caa1*   US Unwired Inc., Company Guaranteed,
                                      step bond to yield 13.526% due 11/1/09                                1,435,200

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             17

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2000
--------------------------------------------------------------------------------

     FACE
    AMOUNT+              RATING(a)                 SECURITY                                                   VALUE
=====================================================================================================================
Wireless Telecommunications  -- 11.5% (continued)
                                    VoiceStream Wire Co.:
       2,515,000            B2*       Sr. Discount Notes, step bond to yield
                                        11.875% due 11/15/09                                             $  1,848,525
                                      Sr. Notes:
         935,000            B2*         11.500% due 9/15/09                                                 1,014,475
       1,891,278            B2*         10.375% due 11/15/09                                                2,035,488
       3,564,000            B1*       Term Loan 9.620% due 2/25/09                                          3,519,450
       5,765,000            B-      Winstar Communications Corp., Sr. Discount Notes,
                                      step to yield 16.933% due 4/15/10 (b)                                 1,728,525
---------------------------------------------------------------------------------------------------------------------
                                                                                                           67,016,458
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS & NOTES
                                    (Cost -- $648,825,205)                                                573,433,078
=====================================================================================================================

    SHARES                                         SECURITY                                                   VALUE
=====================================================================================================================
COMMON STOCK -- 0.0%
Containers/Packaging -- 0.0%
             344                    SF Holdings Group Class C (b)                                                  10
---------------------------------------------------------------------------------------------------------------------
Telecommunications Equipment -- 0.0%
          20,125                    Pagemart Nationwide Inc.                                                   40,250
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL COMMON STOCK
                                    (Cost -- $3)                                                               40,260
=====================================================================================================================
PREFERRED STOCK -- 0.0%
Electronic Components -- 0.0%
           4,113                    Viasystems Inc., Payment-in-kind, Series B                                 74,039
---------------------------------------------------------------------------------------------------------------------
Wireless Telecommunications -- 0.0%
              94                    Dobson Communications Corp., Payment-in-kind,
                                      Exchangeable 13.000%                                                      8,484
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL PREFERRED STOCK
                                    (Cost -- $62,669)                                                          82,523
=====================================================================================================================
WARRANTS (d) -- 0.3%
Broadcasting -- 0.1%
           2,330                    Jostens Inc., Expire 5/1/10                                                46,891
          14,825                    UIH Australia/Pacific, Inc., Expire 5/15/06                                14,825
---------------------------------------------------------------------------------------------------------------------
                                                                                                               61,716
---------------------------------------------------------------------------------------------------------------------
Cable -- 0.0%
             890                    Cable Satisfaction Corp., Expire 3/1/05                                     9,345
---------------------------------------------------------------------------------------------------------------------
Internet Services -- 0.2%
           1,705                    Cybernet Internet Services, Expire 7/1/09                                  12,788
           6,975                    Splitrock Services, Inc., Expire 7/15/08                                  913,725
          13,950                    WAM!NET Inc., Expire 3/1/05                                               162,169
---------------------------------------------------------------------------------------------------------------------
                                                                                                            1,088,682
---------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
18                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                December 31, 2000
--------------------------------------------------------------------------------

    SHARES                                         SECURITY                                                   VALUE
=====================================================================================================================
Paper -- 0.0%
           8,175                    SDW Holdings Corp., Expire 12/15/06 (b)                              $          0
---------------------------------------------------------------------------------------------------------------------
Printing/Forms -- 0.0%
           1,765                    Merrill Corp., Expire 5/1/09                                                  177
---------------------------------------------------------------------------------------------------------------------
Telecommunications - Specialty -- 0.0%
           1,555                    GT Group Telecom Inc., Expire 2/1/10                                       68,420
          43,470                    Pagemart, Inc., Expire 12/31/03                                            43,470
           6,975                    RSL Communications, Ltd., Expire 11/15/06                                   4,359
---------------------------------------------------------------------------------------------------------------------
                                                                                                              116,249
---------------------------------------------------------------------------------------------------------------------
Telephone - Cellular -- 0.0%
           3,485                    AirGate PCS Inc., Expire 10/1/09                                          226,525
           6,725                    Iridium World Communications Ltd., Expire 7/15/05 (b)                          67
---------------------------------------------------------------------------------------------------------------------
                                                                                                              226,592
---------------------------------------------------------------------------------------------------------------------
                                    TOTAL WARRANTS
                                    (Cost -- $1,796,668)                                                    1,502,761
=====================================================================================================================

     FACE
    AMOUNT                                         SECURITY                                                   VALUE
=====================================================================================================================
REPURCHASE AGREEMENT -- 0.9%
$      5,306,000                    Goldman Sachs & Co., 6.450% due 1/2/01;
                                      Proceeds at maturity -- $5,309,537;
                                      (Fully collateralized by U.S. Treasury Notes & Bonds,
                                      6.000% to 9.125% due 7/31/01 to 8/15/17;
                                      Market value -- $5,412,124) (Cost -- $5,306,000)                      5,306,000
=====================================================================================================================
                                    TOTAL INVESTMENTS -- 100%
                                    (Cost -- $655,990,545**)                                             $580,364,622
=====================================================================================================================

+     Face amount denominated in U.S. dollars unless otherwise indicated.
(a) All ratings are by Standard & Poor's Ratings Service, except those identified by an asterisk (*), which are rated by Moody's Investors Service, Inc.
(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(c)   Security has been issued with attached warrants.
(d)   Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 20 for definition of ratings.

      Currency abbreviations used in this schedule:

      CAD -- Canadian Dollar
      EUR -- Euro
      GBP -- British Pound

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             19

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "A" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

A      -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB    -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB, B  -- Bonds rated "BB", "B" and "CCC" are regarded, on balance, as and CCC predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Baa" to "Ca", where 1 is the highest and 3 the lowest rating within its generic category.

Baa    -- Bonds rated "Baa" are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba     -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa    -- Bonds that are rated "Caa" are of poor standing. These issues may be in default, or there may be present elements of danger with respect to principal or interest.

Ca     -- Bonds rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

NR     -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


--------------------------------------------------------------------------------
20                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                December 31, 2000
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost-- $655,990,545)                     $ 580,364,622
  Cash                                                                       57
  Interest and dividend receivable                                   14,392,600
  Receivables for securities sold                                     1,139,801
--------------------------------------------------------------------------------
  Total Assets                                                      595,897,080
--------------------------------------------------------------------------------
LIABILITIES:
  Dividends payable                                                   3,661,417
  Management fees payable                                               534,989
  Payable for open forward foreign currency contracts (Note 8)          479,800
  Accrued expenses                                                      141,990
--------------------------------------------------------------------------------
  Total Liabilities                                                   4,818,196
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 591,078,884
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      69,227
  Capital paid in excess of par value                               872,884,799
  Overdistributed net investment income                                (580,410)
  Accumulated net realized loss on security transactions
    and foreign currencies                                         (205,026,655)
  Net unrealized depreciation of investments and foreign
    currencies                                                      (76,268,077)
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $8.54 per share on 69,227,252 shares of
  $0.001 par value outstanding; 500,000,000 shares authorized)    $ 591,078,884
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             21

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Three Months Ended December 31, 2000

INVESTMENT INCOME:
  Interest                                                         $ 18,634,425
  Dividends                                                             108,513
--------------------------------------------------------------------------------
  Total Investment Income                                            18,742,938
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 2)                                            1,747,459
  Shareholder and system servicing fees                                  61,854
  Shareholder communications                                             48,806
  Audit and legal                                                        18,793
  Custody                                                                14,308
  Directors' fees                                                         4,537
  Other                                                                   5,335
--------------------------------------------------------------------------------
  Total Expenses                                                      1,901,092
--------------------------------------------------------------------------------
Net Investment Income                                                16,841,846
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCIES (NOTES 3 AND 8):
  Realized Gain (Loss) From:
    Security transactions (excluding short-term securities)         (43,657,130)
    Foreign currency transactions                                       235,592
--------------------------------------------------------------------------------
  Net Realized Loss                                                 (43,421,538)
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments
  and Foreign Currencies:
    Beginning of period                                             (61,004,457)
    End of period                                                   (76,268,077)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                           (15,263,620)
--------------------------------------------------------------------------------
Net Loss on Investments and Foreign Currencies                      (58,685,158)
--------------------------------------------------------------------------------
Decrease in Net Assets From Operations                             $(41,843,312)
================================================================================


                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
22                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Three Months Ended December 31, 2000 (unaudited) and the Year Ended September 30, 2000

                                                  December 31      September 30
================================================================================
OPERATIONS:
  Net investment income                          $  16,841,846    $  72,487,936
  Net realized loss                                (43,421,538)     (60,064,452)
  Increase in net unrealized depreciation          (15,263,620)     (17,998,485)
--------------------------------------------------------------------------------
  Decrease in Net Assets From Operations           (41,843,312)      (5,575,001)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                            (19,452,858)     (70,585,238)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                  (19,452,858)     (70,585,238)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 9):
  Treasury stock acquired                                   --      (26,425,102)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                                 --      (26,425,102)
--------------------------------------------------------------------------------
Decrease in Net Assets                             (61,296,170)    (102,585,341)
NET ASSETS:
  Beginning of period                              652,375,054      754,960,395
--------------------------------------------------------------------------------
  End of period*                                 $ 591,078,884    $ 652,375,054
================================================================================
* Includes undistributed (overdistributed)
    net investment income of:                    $    (580,410)   $   1,795,010
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             23

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The High Income Opportunity Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the quoted bid and ask prices provided by an independent pricing service that are based on transactions in corporate obligations, quotations from corporate bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America; (j) the Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.


--------------------------------------------------------------------------------
24                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

In addition, the Fund may enter into forward exchange contracts in order to hedge against foreign currency risk. These contracts are marked to market daily by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2. Management Agreement and Other Transactions

SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment manager of the Fund. The Fund pays SSBC a management fee calculated at an annual rate of 1.15% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

3. Investments

During the three months ended December 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $67,963,317
--------------------------------------------------------------------------------
Sales                                                                 69,424,422
================================================================================

At December 31, 2000, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                      $ 11,732,757
Gross unrealized depreciation                                       (87,358,680)
--------------------------------------------------------------------------------
Net unrealized depreciation                                        $(75,625,923)
================================================================================

--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             25

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

4. Capital Loss Carryforward

At September 30, 2000, the Fund had, for Federal tax purposes, approximately $105,015,800 of capital loss carryforwards available to offset future realized capital gains. To the extent that these capital loss carryforwards can be used to offset net realized capital gains, such gains, if any, will not be distributed. The amounts and expiration of carryforwards are indicated below. Expiration occurs on September 30 in the year indicated:

                               2003          2004          2007          2008
================================================================================
Carryforward Amounts       $16,016,600   $38,118,000   $11,075,400   $39,805,800
================================================================================

5. Futures Contracts

Initial margin deposits are made upon entering into futures contracts and are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contract. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2000, the Fund did not have any open futures contracts.


--------------------------------------------------------------------------------
26                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

6. Options Contracts

Premiums paid when call or put options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2000, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the three months ended December 31, 2000, the Fund did not enter into any written call or put option contracts.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             27

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

7. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date, (generally, the next business day)at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

8. Forward Foreign Currency Contracts

At December 31, 2000, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized loss on the contracts is reflected as follows:

                                           Local          Market      Settlement    Unrealized
Foreign Currency                         Currency         Value          Date          Loss
===============================================================================================
To Sell:
British Pound                            2,762,160    $ 4,134,396       6/22/01    $   (56,896)
Canadian Dollar                          7,352,750      4,908,412        6/8/01        (81,651)
Euro                                     6,981,781      6,596,231       6/15/01       (341,253)
-----------------------------------------------------------------------------------------------
Net Unrealized Loss on Open
  Forward Foreign Currency Contracts                                               $  (479,800)
===============================================================================================

9. Capital Shares

At December 31, 2000, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001.

On October 19, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased (and retired) 3,003,100 shares with a total cost of $26,425,102.


--------------------------------------------------------------------------------
28                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended September 30, except where noted:

                                2000(1)         2000        1999        1998        1997        1996
======================================================================================================
Net Asset Value,
  Beginning of Period           $  9.42       $ 10.45     $ 11.24     $ 12.43     $ 11.72     $ 11.48
------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income            0.22          1.06        1.03        1.08        1.15        1.14
  Net realized and unrealized
    gain (loss)                   (0.85)        (1.13)      (0.79)      (1.14)       0.68        0.22
------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                 (0.63)        (0.07)       0.24       (0.06)       1.83        1.36
------------------------------------------------------------------------------------------------------
Gain From Repurchase
  of Treasury Stock                  --          0.05          --          --          --          --
------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.25)        (1.01)      (1.03)      (1.13)      (1.12)      (1.12)
  Capital                            --            --       (0.00)*        --          --          --
------------------------------------------------------------------------------------------------------
Total Distributions               (0.25)        (1.01)      (1.03)      (1.13)      (1.12)      (1.12)
------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                 $  8.54       $  9.42     $ 10.45     $ 11.24     $ 12.43     $ 11.72
------------------------------------------------------------------------------------------------------
Total Return,
  Based on Market Value(2)        (0.52)%++      9.75%      (9.36)%     (1.65)%     18.18%      21.07%
------------------------------------------------------------------------------------------------------
Total Return,
  Based on Net Asset Value(2)     (6.52)%++      0.98%       2.74%      (0.58)%     16.48%      12.86%
------------------------------------------------------------------------------------------------------
Net Assets, End of Period
  (millions)                    $   591       $   652     $   755     $   810     $   883     $   819
------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                         1.25%+        1.22%       1.20%       1.18%       1.21%       1.21%
  Net investment income           11.11+        10.21        9.28        8.81        9.63        9.85
------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              12%           69%         83%         98%         87%         73%
------------------------------------------------------------------------------------------------------
Market Value, End of Period     $ 8.630       $ 8.938     $ 9.125     $11.125     $12.438     $11.500
======================================================================================================

(1)   For the three months ended December 31, 2000 (unaudited).
(2) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             29

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                                                       Income         Dividend
                        NYSE         Net Asset        Dividend      Reinvestment
                    Closing Price      Value            Paid            Price
================================================================================
1999
  October 27           $11.06         $10.73          $0.0890         $10.730
  November 23           11.19          11.29           0.0890          11.150
  December 21           10.44          11.18           0.0890          10.610
  January 26            10.38          11.30           0.0860          10.390
  February 23           10.50          11.16           0.0860          10.560
  March 23              10.69          11.15           0.0860          10.570
  April 27              10.50          11.27           0.0860          10.720
  May 25                10.38          10.97           0.0860          10.530
  June 22               10.44          10.80           0.0860          10.450
  July 23               10.19          10.83           0.0840           9.860
  August 20              9.31          10.55           0.0840           9.460
  September 17           9.00          10.46           0.0840           9.040
2000
  October 22             8.63          10.36           0.0840           9.190
  November 18            8.94          10.40           0.0840           8.570
  December 22            8.56          10.49           0.0840           8.490
  January 21             9.00          10.42           0.0840           8.940
  February 17            8.56          10.35           0.0840           8.430
  March 24               8.63          10.07           0.0840           8.570
  April 20               8.63           9.96           0.0840           8.670
  May 19                 8.81           9.71           0.0840           8.850
  June 23                9.00           9.85           0.0840           9.070
  July 25                9.50           9.78           0.0840           9.350
  August 22              9.19           9.76           0.0840           9.230
  September 26           9.94           9.42           0.0840           8.780
2001
  October 24             7.94           8.99           0.0840           8.200
  November 20            7.88           8.61           0.0840           7.880
  December 26            8.06           8.99           0.0840           8.477
================================================================================


--------------------------------------------------------------------------------
30                                         2000 Quarterly Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value ("NAV") per share of the common stock on the determination date (generally, the record date for the distribution), the Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of NAV determined as described below or 95% of the market price of the common stock.

If the market price of the common stock is less than the NAV of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the stock exchange or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the NAV of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) NAV as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the NAV of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the


--------------------------------------------------------------------------------
High Income Opportunity Fund Inc.                                             31

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of each Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-331-1710.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.


--------------------------------------------------------------------------------
32                                         2000 Quarterly Report to Shareholders

     HIGH INCOME
---------------------                            [GRAPHIC OMITTED]
Opportunity Fund Inc.

DIRECTORS

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

John C. Bianchi, CFA
Vice President

Paul A. Brook
Controller

Christina T. Sydor
Secretary

            HIO
---------------------------
           Listed
---------------------------
            NYSE
THE NEW YORK STOCK EXCHANGE

INVESTMENT MANAGER

SSB Citi Fund Management LLC

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030

This report is intended only for the shareholders of the High Income Opportunity Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

HIGH INCOME OPPORTUNITY
FUND INC.
7 World Trade Center
New York, New York 10048

FD0850  2/01